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                            VAN KAMPEN EQUITY TRUST
                            ON BEHALF OF ITS SERIES,
                             VAN KAMPEN GROWTH FUND

                     SUPPLEMENT DATED JUNE 25, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED JULY 31, 2003,
                AS PREVIOUSLY SUPPLEMENTED ON SEPTEMBER 30, 2003
                             AND NOVEMBER 30, 2003

     The Prospectus is hereby supplemented as follows:

     Effective June 25, 2004, the Fund has been renamed the "Van Kampen Mid Cap Growth Fund." This change better aligns the name of the Fund with the Fund's investment policies and practices and is not intended to change the investment strategies of the Fund. Consistent with the name change, the Fund has adopted a non-fundamental investment policy pursuant to which the Fund invests, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders at least 60 days prior to implementation of any such change and shareholders should consider whether the Fund remains an appropriate investment in light of the change. Under current market conditions, the Fund's investment adviser defines medium-sized companies by reference to those companies represented in the Russell Midcap Index (which consists of companies in the capitalization range of approximately $534 million to $26.3 billion as of May 31, 2004).

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                     GF SPT 6/04
                                                                    65189 SPT-01